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                                                                    Exhibit 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                               TO THE HOLDERS OF:
BANK OF                             Corporate Bond-Backed Certificates
  NEW                               Series 1998-NSC-1
  YORK                              Class A-1 Certificates
                                                       CUSIP NUMBER: 219-87H-AN5

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in accordance with the Standard Terms and Conditions of Trust, The Bank of
New York, as trustee submits the following cash basis statement for the
period ending:                                                                                      NOVEMBER 15, 2006

INTEREST ACCOUNT
Balance as of         MAY 15, 2006                                                                                      $0.00
      Schedule Income received on securities...........................................                           $515,715.00
      Unscheduled Income received on securities........................................                                 $0.00
      Interest Received on sale of securities..........................................                                 $0.00
LESS:
      Distribution to Class A-1 Holders................................................      $512,715.00
      Distribution to Swap Counterparty................................................            $0.00
      Trustee Fees.....................................................................         2,250.00
      Fees allocated for third party expenses..........................................          $750.00
Balance as of         November 15, 2006                                                         Subtotal                    $0.00


PRINCIPAL ACCOUNT
Balance as of         May 15, 2006                                                                                          $0.00
      Scheduled Principal payment received on securities...............................                               $471,785.00
      Principal received on sale of securities.........................................                                     $0.00
LESS:
      Distribution to Class A-1 Holders................................................      $471,785.00
      Distribution to Swap Counterparty................................................            $0.00
Balance as of         November 15, 2006                                                         Subtotal                    $0.00
                                                                                                 Balance                    $0.00
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        UNDERLYING SECURITIES HELD AS OF:                      November 15, 2006
                                $25,000,000 7.90% Notes
                                         Issued by
                              NORFOLK SOUTHERN CORPORATION
                              CUSIP# : 655-844-AK4